Supplement dated October 23, 2026
to the Prospectuses, each as supplemented, if applicable, of the following funds:
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia Capital Allocation Moderate Aggressive Portfolio	6/1/2026
Columbia Capital Allocation Moderate Conservative Portfolio	6/1/2026
Columbia Funds Series Trust II
Columbia Capital Allocation Conservative Portfolio	6/1/2026
Columbia Capital Allocation Moderate Portfolio	6/1/2026
Columbia Capital Allocation Aggressive Portfolio	6/1/2026
Columbia Income Builder Fund	6/1/2026
Columbia Acorn European FundSM and Columbia Research Enhanced Real Estate ETF (the Funds) are removed as underlying funds. Accordingly, all references to the Funds are removed from the More Information About the Fund(s) sections of the Funds' prospectuses, and the description of the Funds is hereby removed from Appendix B — Underlying Funds — Investment Objectives and Strategies.
The disclosure for Columbia Commodity Strategy Fund, Columbia Core Bond ETF, Columbia Core Plus Bond ETF, Columbia Global Value Fund (prior to November 16, 2026 and effective November 16, 2026), Columbia Intrinsic Value Fund, Columbia Multi Strategy Alternatives Fund, Columbia Quality Income Fund, Columbia Research Enhanced Mid Cap ETF, Columbia Research Enhanced Small Cap ETF, Columbia Select Large Cap Growth Fund, Columbia Select Large Cap Value Fund, Columbia Select Small Cap Value Fund, and Columbia Small Cap Value Discovery Fund in each fund's Appendix B - Underlying Funds - Investment Objectives and Strategies is deleted and replaced with the following:
Columbia Commodity Strategy Fund
Columbia Commodity Strategy Fund (the Fund) seeks to provide shareholders with total return.
Under normal circumstances, the Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund invests, directly or indirectly, in a portfolio of commodity-linked investments, such as commodity-linked futures, structured notes and/or swaps, that are designed to provide long and short exposures to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities. A substantial portion of the Fund’s net assets will also be invested in a portfolio of fixed income securities rated investment-grade or, if unrated, deemed of comparable quality, which will consist primarily of: (i) U.S. Government securities (including U.S. Government agency securities), corporate debt securities, mortgage-backed securities and/or asset-backed securities; and/or (ii) shares of an affiliated money market fund. In addition to investing in these holdings for their income-producing potential, these holdings will be designated by the Fund, as necessary, to serve as collateral with respect to the Fund’s commodity-linked investments.
The Fund primarily expects to gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the Subsidiary). The Subsidiary’s commodity-linked investments are expected to produce leveraged exposure to the performance of the commodities markets. It is expected that the gross notional value of the Fund’s (including the Subsidiary’s) commodity-linked investments will be equivalent to at least 90% of the Fund’s net assets. Like the Fund, the Subsidiary will not invest directly in physical commodities. The Subsidiary also invests in investment-grade fixed income securities and shares of an affiliated money market fund for investment purposes or to serve as collateral for its commodity-linked investments. The Fund’s investment in the Subsidiary permits it to gain exposure to the commodities markets in a potentially tax-efficient manner. The Subsidiary has the same investment objective as the Fund and, like the Fund, is managed by Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager).
The Fund may invest in derivatives, including futures contracts (including commodity-linked futures and interest rate futures), options contracts (including options on futures contracts), structured investments (including commodity-linked structured notes) and swaps (including commodity-linked swaps) to increase, modify, reduce or short commodity market positions or exposures. Actual exposures will vary over time based on factors such as market movements and assessments of market conditions by the Fund's portfolio managers. The Fund may engage in derivative transactions on both U.S. and foreign exchanges or in the “over-the-counter” (OTC) market. The Fund may at times emphasize one or more sectors in selecting its investments. As of its most recent fiscal year end, the Fund had an investment emphasis in the agricultural, energy and precious metals sectors.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
In constructing the Fund’s fixed-income portfolio, the Investment Manager seeks to identify a portfolio of investment-grade fixed income securities, generally with a dollar-weighted average portfolio duration of 1 year or less.
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The Fund’s investment strategy may involve the frequent trading of portfolio securities. Additionally, the Fund’s strategy of investing in derivative instruments and instruments with a maturity of one year or less at the time of acquisition, will also contribute to frequent portfolio trading and high portfolio turnover (typically greater than 300% per year).
Columbia Core Bond ETF (formerly known as Columbia Bond Fund)
Columbia Core Bond ETF (the Fund) seeks current income, consistent with minimal fluctuation of principal.
The Fund is an actively managed exchange-traded fund (ETF). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. dollar-denominated bonds and other debt instruments of investment grade quality (referred to as core bonds), like those included in the Bloomberg U.S. Aggregate Bond Index (the Index). The Index includes securities issued by the U.S. Government and its agencies and instrumentalities, corporate bonds, and mortgage- and asset-backed securities. The Fund may invest in mortgage dollar rolls and reverse repurchase agreements. The Fund may also invest in foreign debt instruments denominated in U.S. dollars or in foreign currencies. The Fund may also invest in loans and loan participations. The Fund considers a bond or other debt instrument to be of investment grade quality if it is rated investment grade by a nationally recognized statistical rating organization or, if unrated, determined by the investment manager to be of comparable quality.
The Fund may invest in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds). The Fund’s dollar-weighted average maturity and duration will vary over time depending on expectations for market and economic conditions.
The Fund may invest in derivatives, such as futures (including interest rate futures) and swaps (including credit default swaps, credit default swap indexes, and interest rate swaps) for hedging and investment purposes, and to manage interest rate and/or credit exposure of the Fund.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
Columbia Core Plus Bond ETF
Columbia Core Plus Bond ETF (the Fund) seeks total return, consisting of current income and capital appreciation.
The Fund is an actively managed exchange-traded fund (ETF). Under normal circumstances, the Fund uses a “Core Plus” strategy that invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds and other debt securities, including those of U.S. and non-U.S. governments, their agencies, authorities or instrumentalities, U.S. and non-U.S. corporate or other non-governmental entities, as well as commercial and residential mortgage-backed securities, other asset-backed securities, bank loans and municipal bonds, and money market instruments. The Fund may invest up to 20% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds).
The Fund may invest up to 25% of its net assets in foreign investments, including emerging markets.
The Fund may invest in derivatives, such as forward contracts, futures (including interest rate futures) and swaps (including credit default swaps, credit default swap indexes, interest rate swaps, and total return swaps) for hedging and investment purposes, and to manage interest rate and/or credit exposure of the Fund.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund’s investments in mortgage-related securities include investments in stripped mortgage-backed securities such as interest-only (IO) and principal-only (PO) securities.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund generally expects to maintain an effective duration of +/- 2 years relative to the Bloomberg U.S. Aggregate Bond Index.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.

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Columbia Global Value Fund
Columbia Global Value Fund (the Fund) seeks to provide shareholders with growth of capital and income.
Prior to November 16, 2026
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of “value” companies. The Fund considers “value” companies to be those companies that are either constituents of an index constructed by a third party to identify companies with various characteristics of value companies, or that have a higher book-to-price (B/P) ratio than the median ranked stock within the company’s GICS sector, have a higher EBITDA/EV (earnings before interest, taxes, depreciation and amortization-to-enterprise value) or have a lower price-to-earnings ratio than the median ranked stock within the company’s GICS sector. The third-party broad-based index currently used to identify value companies is the Russell 3000® Value Index, although the Fund may change the referenced index without prior notice. Equity securities include, for example, common stock, preferred stock, convertible securities and depositary receipts. These securities may provide income, offer the opportunity for long-term capital appreciation, or both.
Under normal circumstances, the Fund invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., companies that have their securities traded on non-U.S. exchanges or that have securities that trade in the form of depositary receipts, companies that have been formed under the laws of non-U.S. countries, including those of emerging markets, or foreign currencies. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue or profits from business outside the U.S. or has at least 50% of its sales or assets outside the U.S. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable. From time to time, the Fund may focus its investments in certain countries or geographic areas, including Europe.
The Fund’s investment philosophy is rooted in the belief that a disciplined, systematic, value-oriented approach to investing with a focus on large-cap companies provides investors with a strong opportunity for long-term growth of capital. The Fund typically focuses its investment in equity securities of companies that have market capitalizations in the range of companies in the MSCI World Value Index (Net) (the Capitalization Index), which ranged between $3.6 billion and $2.2 trillion as of May 31, 2026. The market capitalization range and composition of companies in the Capitalization Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund may continue to hold a security even if the company’s market capitalization is no longer within the range of the Capitalization Index. The Fund may at times emphasize one or more sectors in selecting its investments, including the financials sector.
The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts) for both hedging and non-hedging purposes including, for example, to seek to enhance returns or, in certain unusual circumstances, when holding a derivative is deemed preferable to holding the underlying asset. In particular, the Fund may invest in forward foreign currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, or to adjust an underweight country exposure in its portfolio.
Effective November 16, 2026
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of “value” companies. The Fund considers “value” companies to be those companies that are either constituents of an index constructed by a third party to identify companies with various characteristics of value companies, or that have a higher book-to-price (B/P) ratio than the median ranked stock within the company’s Global Industry Classification Standard (GICS) sector, have a higher EBITDA/EV (earnings before interest, taxes, depreciation and amortization-to-enterprise value) or have a lower price-to-earnings ratio than the median ranked stock within the company’s GICS sector. The third-party broad-based indexes currently used to identify value companies are the Russell 3000® Value Index and the MSCI ACWI Value Index. Equity securities include, for example, common stock, preferred stock, convertible securities and depositary receipts. These securities may provide income, offer the opportunity for long-term capital appreciation, or both.
Under normal circumstances, the Fund invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., companies that have their securities traded on non-U.S. exchanges or that have securities that trade in the form of depositary receipts, companies that have been formed under the laws of non-U.S. countries, including those of emerging markets, or foreign currencies. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue or profits from business outside the U.S. or has at least 50% of its sales or assets outside the U.S. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable. From time to time, the Fund may focus its investments in certain countries or geographic areas, including Europe.
The Fund’s investment philosophy is rooted in the belief that a disciplined, systematic, value-oriented approach to investing with a focus on large-cap companies provides investors with a strong opportunity for long-term growth of capital. The Fund typically focuses its investment in equity securities of companies that have market capitalizations in the range of companies in the MSCI World Value Index (Net) (the Capitalization Index), which ranged between $3.6 billion and $2.2 trillion as of May 31, 2026. The market capitalization range and composition of companies in the Capitalization Index are subject to change. As such, the size of the companies in which the Fund invests may

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change. The Fund may continue to hold a security even if the company’s market capitalization is no longer within the range of the Capitalization Index. The Fund may at times emphasize one or more sectors in selecting its investments, including the financials sector.
The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts) for both hedging and non-hedging purposes including, for example, to seek to enhance returns or, in certain unusual circumstances, when holding a derivative is deemed preferable to holding the underlying asset. In particular, the Fund may invest in forward foreign currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, or to adjust an underweight country exposure in its portfolio.
Columbia Intrinsic Value Fund
Columbia Intrinsic Value Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
The Fund’s assets primarily are invested in equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common and preferred stocks of large capitalization companies. These companies have market capitalizations in the range of companies in the Russell 1000® Value Index (the Capitalization Index), which ranged between $496.4 million and $4.6 trillion as of August 31, 2026. The market capitalization range and composition of companies in the Capitalization Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund may continue to hold a security even if the company’s market capitalization is no longer within the range of the Capitalization Index. Under normal circumstances, the Fund also invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of “value” companies. The Fund considers “value” companies to be those companies that are either constituents of an index constructed by a third party to identify companies with various characteristics of value companies, or that have a higher book-to-price (B/P) ratio than the median ranked stock within the company’s Global Industry Classification Standard (GICS) sector, have a higher EBITDA/EV (earnings before interest, taxes, depreciation and amortization-to-enterprise value) or have a lower price-to-earnings ratio than the median ranked stock within the company’s GICS sector. The third-party broad-based index currently used to identify value companies is the Russell 3000® Value Index.
The Fund typically invests in dividend-paying common and preferred stocks of value companies. The Fund may invest up to 25% of its net assets in foreign investments. The Fund may at times emphasize one or more sectors in selecting its investments. As of its most recent fiscal year end, the Fund had an investment emphasis in the financials and information technology sectors.
The investment manager employs fundamental analysis with risk management analysis in identifying investment opportunities and constructing the Fund’s portfolio.
Columbia Multi Strategy Alternatives Fund
Columbia Multi Strategy Alternatives Fund (the Fund) seeks to provide shareholders with absolute (positive) returns over a complete market cycle.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in alternative investments. Alternative strategies include investments in asset classes and investment strategies that differ from traditional equity and fixed income investments and strategies and, for purposes of this policy, include direct or indirect interest in real estate and mortgage-related strategies, global macroeconomic (global macro), global tactical allocation, commodities, inflation-linked securities, infrastructure, private credit, long-short equities, currencies and derivatives.
The Fund employs alternative investment strategies that seek to identify and capitalize upon changes in macroeconomic fundamentals, market inefficiencies, market behavioral biases, market mis-pricings, risk premia, and other market factors or events within equity, fixed income, interest rate, commodity and currency markets around the world, including emerging markets. The Fund uses alternative investment strategies in seeking to achieve its investment objective of absolute (positive) returns over a complete market cycle, which, for stocks and bonds can be measured from market peak to peak or from market trough to trough.
The Fund pursues its investment objective by allocating its assets among different asset managers. The Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) and investment subadvisers (Subadvisers) each provide day-to-day portfolio management for a portion of the Fund’s assets, or sleeve of the Fund. Columbia Management is also responsible for the oversight of, including the monitoring of risk management parameters for, the Subadvisers. The Fund’s Subadvisers are AQR Capital Management, LLC (AQR) and PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions). Columbia Management, subject to the oversight of the Fund’s Board of Trustees, determines the allocation of the Fund’s assets to each sleeve (including sleeves it manages, as well as those managed by the Subadvisers), and may change these allocations at any time. Columbia Management and the Subadvisers act independently of each other and use their own methodologies for selecting investments.
Columbia Management employs the following strategies in separate sleeves: Commodity Futures Long/Short (this strategy typically invests in derivatives, using long and short strategy exposures to commodity markets); G10 Currency (this strategy typically invests in short-term debt obligations and currency-linked derivatives); Global Tactical Asset Allocation (GTAA) (this strategy typically invests in stocks and bonds across traditional asset classes and markets through the use of derivatives such as futures and swaps); and Mortgage Opportunities (this strategy typically invests in mortgage- and other asset-backed securities); as well as a Liquidity Sleeve (this strategy typically

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invests in U.S. government securities, high-quality, short-term debt instruments, ETFs and futures). Each of AQR and PGIM Quantitative Solutions employs a global macro strategy in its respective sleeve (these strategies typically invest globally across a wide range of asset classes, including equities, fixed income, currencies and commodities, and may take both long and short positions in each of the asset classes or instruments, including derivative instruments).
The Fund is actively managed and seeks exposure to a broad range of markets, asset classes and market sectors economically tied to U.S. and foreign, including emerging, markets utilizing both exchange-traded and over-the-counter instruments. While the Fund anticipates having exposure among the various sleeves under normal circumstances, there is no maximum or minimum exposure the Fund may have to any specific asset class, market sector, currency, or instrument.
The derivative instruments (both exchange-traded and over-the-counter instruments) in which the Fund may invest include forwards, futures, options, structured investments, and swaps. The Fund typically will not gain investment exposure to the commodities markets directly, but may do so indirectly through investment in one or more Subsidiaries (as defined below). The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset, instrument, or other reference, to increase market exposure and investment flexibility, or to obtain or reduce particular exposures.
The Fund expects to have significant investment leverage (market exposure substantially in excess of the Fund’s assets) as a result of certain investments (e.g., derivatives). The Investment Manager anticipates that the Fund’s net notional investment exposure will range up to approximately 350% of the net assets of the Fund in the market environment the Investment Manager expects to be the most frequent, although leverage may be temporarily higher or lower, including negative, when the Investment Manager otherwise believes conditions so warrant.
The Fund may invest in its investments directly, or indirectly by investing up to 25% of its total assets in one or more offshore, wholly-owned subsidiaries (each, a Subsidiary, and, collectively, the Subsidiaries). Generally, Subsidiaries will invest primarily in commodity-linked derivatives, but they may also invest in other instruments such as financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered under the Investment Company Act of 1940, as amended (the 1940 Act), and other investments intended to serve as margin or collateral for the Subsidiaries’ derivative positions.
The equity securities, instruments or assets in which the Fund may invest (or have investment exposure to) include issuers of any market capitalization located throughout the world (including the U.S. and emerging markets) across various investment styles (e.g., growth- and value-oriented styles), which may include common stocks, preferred stocks, convertible securities, depositary receipts, listed private equity, and real estate investment trusts (REITs) and instruments of similar entities formed under the laws of non-U.S. countries.
The fixed income securities, instruments or assets in which the Fund may invest (or have investment exposure to) include those of governments throughout the world (including the U.S. and emerging markets) as well as their agencies and instrumentalities and government-sponsored enterprises, debt securities of non-governmental issuers (e.g., corporate issuers) throughout the world (including the U.S. and emerging markets), debt securities of any credit quality/rating (including below investment grade debt securities, commonly known as “high-yield” or “junk” bonds) or debt securities that are unrated, mortgage-related assets (as described below), asset-backed securities (including those backed by consumer assets), floating rate loans, bank loans, loan assignments and loan participations, bankruptcy or trade claims, exchange-traded notes, cash/cash equivalents, and inflation-hedging assets, with exposure to governments including sovereign and quasi-sovereign debt investments.
Mortgage-related assets may be issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including Government National Mortgage Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the U.S. Government, and Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage-backed bonds. FNMA and FHLMC are chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the U.S. Treasury or backed by the full faith and credit of the U.S. Government. The Fund’s investments in mortgage-related assets also include investments in stripped mortgage-backed securities such as interest-only (IO), principal-only (PO) and inverse interest-only (IIO) securities.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
There is no limitation on the credit quality/rating, maturity or duration of the instruments to which the Fund may have investment exposure.
From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies, including emerging markets currencies.
The Fund may take both long and short positions in all of its investments. The Fund may at any time have either a net long exposure or a net short exposure to markets, and the Fund’s portfolio is not managed to maintain any fixed net long or net short market exposure. The Fund may also take long or short positions using derivative instruments.
The Fund may purchase securities in private placements, repurchase agreements, and exchange-traded funds (ETFs).

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The Fund may hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles), other high-quality, short-term investments, or other liquid assets for investment purposes. In certain market conditions, the Fund may have no market positions (i.e., the Fund may hold only cash and cash equivalents) when the Investment Manager believes it is in the best interests of the Fund.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
Columbia Quality Income Fund
Columbia Quality Income Fund (the Fund) seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage-related securities. Mortgage-related securities include those that are either issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities (U.S. Government Securities), those issued by non-U.S. governments, as well as residential and commercial mortgage-backed securities issued by non-governmental entities. Mortgage-related securities that either are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include Government National Mortgage Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the U.S. Government; and Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage-backed bonds. FNMA and FHLMC are chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the U.S. Treasury or backed by the full faith and credit of the U.S. Government.
The Fund’s investments in mortgage-related securities include investments in stripped mortgage-backed securities such as interest-only (IO) and principal-only (PO) securities. The Fund may invest in other asset-backed securities.
Under normal circumstances, the Fund invests at least 60% of its net assets in mortgage-related securities that are U.S. Government Securities and at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in income producing securities rated investment grade quality by a nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality. The Fund may invest up to 20% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds). “Income” producing securities typically pay a monthly, quarterly or annual distribution in the form of interest or dividends.
The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may invest in derivatives, such as futures (including interest rate futures) to manage interest rate exposure, swaps to manage credit and interest rate exposure, and options on swaps (commonly known as swaptions) to manage interest rate exposure. The Fund’s use of derivatives may result in leverage (market exposure in excess of the Fund’s assets). The Fund may hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles), other high-quality, short-term investments, or other liquid assets to meet its segregation obligations as a result of its investments in derivatives.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
Columbia Research Enhanced Mid Cap ETF
Columbia Research Enhanced Mid Cap ETF (the Fund) seeks long-term capital appreciation.
The Fund is an actively managed exchange-traded fund (ETF). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid capitalization companies, which are companies that have market capitalizations in the range of the companies in the Russell Mid Cap Index (the Capitalization Index), which ranged between $607.5 million and $88.2 billion as of June 30, 2026. The market capitalization range and composition of companies in the Capitalization Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund may continue to hold a security even if the company’s market capitalization is no longer within the range of the Capitalization Index.
The Fund principally invests in common stocks. The Fund invests in securities of companies that Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) believes offer capital appreciation opportunity.
The Fund applies a rules-based framework to invest, at the time of purchase, in securities that display an attractive profile of company quality, value, and catalyst factors. The securities are evaluated on an industry relative basis, and at the time of the application of the Fund’s rules-based framework, sector weights are neutral relative to the Capitalization Index. The catalyst factors capture momentum, both price and business, and market sentiment for a stock. The Fund's rules-based investment framework categorizes stocks in the Capitalization Index by industry, and

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the Investment Manager uses proprietary investment models by industry based on the drivers of return specific to stocks in a particular industry. Stocks are market weighted within the Fund's portfolio, effected periodically, to generally align on a pro rata basis with the Capitalization Index.
The Fund’s rules-based framework for constructing (and making changes to) the Fund’s portfolio generally occurs on at least a semi-annual basis typically in June and December but this could change without notice. In addition to this semi-annual investment process application, Fund holdings are evaluated for sale out of the Fund’s portfolio in the event of issuer bankruptcy, deterioration of the security’s quality, value or company catalyst factors, or other events or conditions. Whether a removed security will be replaced and what the replacement will be is in the discretion of Columbia Management.
The Fund may at times emphasize one or more sectors in selecting its investments. The Fund emphasizes the industrials and information technology sectors.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Columbia Research Enhanced Small Cap ETF
Columbia Research Enhanced Small Cap ETF (the Fund) seeks long-term capital appreciation.
The Fund is an actively managed exchange-traded fund (ETF). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalization companies, which are companies that have market capitalizations in the range of the companies in the Russell 2000® Index (the Capitalization Index), which ranged between $0.5 million and $13.7 billion as of June 30, 2026. The market capitalization range and composition of companies in the Capitalization Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund may continue to hold a security even if the company’s market capitalization is no longer within the range of the Capitalization Index.
The Fund principally invests in common stocks. The Fund invests in securities of companies that Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) believes offer capital appreciation opportunity.
The Fund applies a rules-based framework to invest, at the time of purchase, in securities that display an attractive profile of company quality, value, and catalyst factors. The securities are evaluated on an industry relative basis, and at the time of the application of the Fund’s rules-based framework, sector weights are neutral relative to the Capitalization Index. The catalyst factors capture momentum, both price and business, and market sentiment for a stock. The Fund's rules-based investment framework categorizes stocks in the Capitalization Index by industry, and the Investment Manager uses proprietary investment models by industry based on the drivers of return specific to stocks in a particular industry. Stocks are market weighted within the Fund's portfolio, effected periodically, to generally align on a pro rata basis with the Capitalization Index.
The Fund’s rules-based framework for constructing (and making changes to) the Fund’s portfolio generally occurs on at least a semi-annual basis typically in June and December but this could change without notice. In addition to this semi-annual investment process application, Fund holdings are evaluated for sale out of the Fund’s portfolio in the event of issuer bankruptcy, deterioration of the security’s quality, value or company catalyst factors, or other events or conditions. Whether a removed security will be replaced and what the replacement will be is in the discretion of Columbia Management.
The Fund may at times emphasize one or more sectors in selecting its investments. The Fund emphasizes the health care, industrials, and information technology sectors.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Columbia Select Large Cap Growth Fund
Columbia Select Large Cap Growth Fund (the Fund) seeks long-term capital appreciation.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of U.S. and foreign companies that have market capitalizations in the range of companies in the Russell 1000® Growth Index (the Capitalization Index). The market capitalization range of the companies included within the Capitalization Index was $776.8 million to $4.8 trillion as of June 30, 2026. The market capitalization range and composition of companies in the Capitalization Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund may continue to hold a security even if the company’s market capitalization is no longer within the range of the Capitalization Index. The Fund invests primarily in common stocks of companies believed to have the potential for long-term growth. Under normal circumstances, the Fund also invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of “growth” companies. The Fund considers “growth” companies to be those companies that are either constituents of an index constructed by a third party to identify companies with various characteristics of growth companies, have a higher Institutional Brokers' Estimate System (I/B/E/S) medium-term growth forecast (two year) than the median ranked stock within the company’s Global Industry Classification Standard (GICS) sector, or have a higher sales per share historical growth rate (five year) than the median ranked stock within the company’s GICS sector. The third-party broad-based index currently used to identify growth companies is the Russell 3000® Growth Index, although the Fund may change this index without prior notice. The I/B/E/S is a database used by brokers and investors to access the estimates made by stock analysts regarding the future earnings of publicly traded American companies. The I/B/E/S medium-term growth forecast is a measure of the average annualized EPS (earnings per share) growth forecast of contributing analysts/estimators for the

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forthcoming two years. The Fund typically employs a focused portfolio investing style, which results in fewer holdings than a fund that seeks to achieve its investment objective by investing in a greater number of issuers. The Fund may invest directly in foreign securities or indirectly through depositary receipts. The Fund may at times emphasize one or more sectors in selecting its investments. As of its most recent fiscal year end, the Fund had an investment emphasis in the information technology sector.
Columbia Select Large Cap Value Fund
Columbia Select Large Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large capitalization issuers. These companies have market capitalizations in the range of companies in the Russell 1000® Value Index (the Capitalization Index), which ranged between $496.4 million and $4.6 trillion as of August 31, 2026. The market capitalization range and composition of companies in the Capitalization Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund may continue to hold a security even if the company’s market capitalization is no longer within the range of the Capitalization Index. Under normal circumstances, the Fund also invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of “value” companies. The Fund considers “value” companies to be those companies that are either constituents of an index constructed by a third party to identify companies with various characteristics of value companies, or that have a higher book-to-price (B/P) ratio than the median ranked stock within the company’s Global Industry Classification Standard (GICS) sector, have a higher EBITDA/EV (earnings before interest, taxes, depreciation and amortization-to-enterprise value) or have a lower price-to-earnings ratio than the median ranked stock within the company’s GICS sector. The third-party broad-based index currently used to identify value companies is the Russell 3000® Value Index.
The Fund invests substantially in securities of U.S. issuers. The Fund may at times emphasize one or more sectors in selecting its investments. As of its most recent fiscal year end, the Fund had an investment emphasis in the financials and information technology sectors. The Fund may hold a small number of securities, consistent with its value investment approach. Generally, the Fund anticipates holding between 30 and 40 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.
Columbia Select Small Cap Value Fund
Columbia Select Small Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalization issuers. These companies have market capitalizations in the range of companies in the Russell 2000® Value Index (the Capitalization Index), which ranged between $6.4 million and $10.8 billion as of August 31, 2026. The market capitalization range and composition of companies in the Capitalization Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund may continue to hold a security even if the company’s market capitalization is no longer within the range of the Capitalization Index. Under normal circumstances, the Fund also invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of “value” companies. The Fund considers “value” companies to be those companies that are either constituents of an index constructed by a third party to identify companies with various characteristics of value companies, or that have a higher book-to-price (B/P) ratio than the median ranked stock within the company’s Global Industry Classification Standard (GICS) sector, have a higher EBITDA/EV (earnings before interest, taxes, depreciation and amortization-to-enterprise value) or have a lower price-to-earnings ratio than the median ranked stock within the company’s GICS sector. The third-party broad-based index currently used to identify value companies is the Russell 3000® Value Index.
The Fund invests substantially in securities of U.S. issuers. The Fund may at times emphasize one or more sectors in selecting its investments. As of its most recent fiscal year end, the Fund had an investment emphasis in the financials sector.
The Fund may invest up to 25% of its net assets in foreign investments. The Fund also may invest in real estate investment trusts. The Fund may hold a small number of securities, consistent with its value investment approach. Generally, the Fund anticipates holding between 45 and 55 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.
Columbia Small Cap Value Discovery Fund
Columbia Small Cap Value Discovery Fund (the Fund) seeks long-term capital appreciation.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000® Value Index (the Capitalization Index), which ranged between $7 million and $13.3 billion as of July 31, 2026, that the Fund’s investment manager believes are undervalued. The market capitalization range and composition of companies in the Capitalization Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund may continue to hold a security even if the company’s market capitalization is no longer within the range of the Capitalization Index. Under normal circumstances, the Fund also invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of “value” companies. The Fund considers “value” companies to be those companies that are either constituents of an index constructed by a third party to identify companies with various characteristics of value companies, or that have a higher book-to-price (B/P) ratio than the median ranked stock within the company’s Global Industry Classification Standard (GICS) sector, have a higher EBITDA/EV (earnings before interest, taxes,

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depreciation and amortization-to-enterprise value) or have a lower price-to-earnings ratio than the median ranked stock within the company’s GICS sector. The third-party broad-based index currently used to identify value companies is the Russell 3000® Value Index, although the Fund may change the referenced index without prior notice.
The Fund may invest up to 20% of its total assets in foreign securities. The Fund also may invest up to 20% of its total assets in real estate investment trusts. The Fund may at times emphasize one or more sectors in selecting its investments. As of its most recent fiscal year end, the Fund had an investment emphasis in the financials sector.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.

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